EXHIBIT 99.2

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

The following information is provided for each of the directors and executive officers of the Reporting Persons:

•	Name

•	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted.

Directors and Executive Officers of Telemar Participações S.A.

All of the following persons are citizens of the Federative Republic of Brazil, except for Pedro Guimarães e Melo de Oliveira Guterres, who is a citizen of Portugal.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira, 375 (9th floor), Brooklin Novo, 04571-020, São Paulo, SP, Brazil

Chief Executive Officer of Andrade Gutierrez S/A, PASA Participações S.A., AG Telecom Participações S.A. and CTX Participações S.A.

Chairman of the Board of Directors of Telemar Participações S.A.

Non Executive Director of Portugal Telecom SGPS, S.A.

Member of the Board of Directors of Companhia Energética de Minas Gerais – CEMIG

Pedro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer of Jereissati Telecom S.A.

Chief Executive Officer of EDSP75 Participações S.A.

Chief Executive Officer and Director of LF Tel S.A.

Chief Executive Officer and Investor Relations Officer and Director of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A.

Chief Executive Officer and Investor Relations Officer and Director of CTX Participações S.A.

Member of the Board of Directors and Vice President of Grande Moinho Cearense S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A. and Contax Participações S.A.

Carlos Francisco Ribeiro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil	Chairman of the Board of Directors of Jereissati Participações S.A., Jereissati Telecom S.A., LF Tel S.A., Iguatemi Empresas de Shopping Centers S.A. and Grande Moinho Cearense S.A.

Member of the Board of Directors of Telemar Participações S.A.

Alternate Member of the Board of Directors of Oi S.A.

Chief Executive Officer of JPSul Participações e Representações Comerciais S.A. and Jereissati Sul Participações S.A.

Shakhaf Wine	Rua Borges de Medeiros, 633, room 301, Lagoa, 22430-041, Rio de Janeiro, RJ, Brazil

Executive Director of Portugal Telecom, SGPS, S.A.

Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Chief Executive Officer of Bratel Brasil S.A.

Vice President of PASA Participações S.A., EDSP75 Participações S.A. and AG Telecom Participações S.A.

Member of Board of Directors of Telemar Participações S.A., Oi S.A. and Contax Participações S.A.

José Mauro Mettrau Carneiro da Cunha	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, 22250-040, Rio de Janeiro, RJ, Brazil

Member of Board of Directors, Telemar Participações S.A.

Chairman of the Board of Directors of Oi S.A.

Chairman of the Board of Directors of Dommo Empreendimentos Imobiliários S.A.

Member of the Board of Directors, Valepar S/A, Santo Antonio Energia S.A. and Madeira Energia S.A.

José Augusto da Gama Figueira	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, 22250-040, Rio de Janeiro, RJ, Brazil

Member of the Board of Directors of Telemar Participações S.A.

Chief Executive Officer of Valverde Participações S.A.

Chief Executive Officer of Instituo Telemar

Alternate Member of the Board of Directors of Oi S.A.

Alternate Member of the Board of Directors of Dommo Empreendimentos Imobiliários S.A.

Ricardo Coutinho de Sena	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil

Chief Executive Officer and Director of Andrade Gutierrez Concessões S.A.

Member of Board of Directors, Telemar Participações S.A. and CTX Participações S.A.

Member of Board of Directors of Companhia Energética de Minas Gerais – CEMIG, CCR S.A., QUIPORT – Concessionária do Aeroporto Internacional de Quito – Equador and Domino Holdings S.A.

Arlindo Magno de Oliveira	Av. Afrânio de Melo Franco, nº. 54, Apt. 302, Leblon, 22430-060, Rio de Janeiro, RJ, Brazil	Member of the Board of Directors of Telemar Participações S.A. Member of the Board of Directors of CELESC

Emilio Garofalo Filho	Av. Paulista 1728, 2nd floor – mezzanine, Bairro Bela Vista, 01310-919, São Paulo, SP, Brazil	Member of the Board of Directors of Telemar Participações S.A.

Luis Carlos Fernandes Afonso	Rua do Ouvidor, n° 98, 9th floor, Centro, 200401-030, Rio de Janeiro, Brazil

Chief Executive Officer of Fundação Petrobrás de Seguridade Social – PETROS

Member of Board of Directors of Telemar Participações S.A.

Member of Board of Directors of Perdigão Agro-Industrial S.A., BRF – Brasil Foods S/A, Iguatemi Empresa de Shopping Center S.A., and Indústrias Romi

Maurício Marcellini Pereira	SCN, Quadra 02, Bloco “A”, Bldg. Corporate Financial Center – 13th floor, 70712-910, Brasília, DF, Brazil	Investment Manager at FUNCEF Member of Board of Directors of Telemar Participações S.A.

Alexandre Jereissati Legey	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Managing Officer and Investor Relations Officer of Jereissati Telecom S.A.

Vice President of EDSP75 Participações S.A.

Chief Financial Officer and Investor Relations Officer of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Executive Officer of Valverde Participações S.A.

Member of the Board of Directors of Oi S.A.

Executive Officer of Grande Moinho Cearense S.A.

Member of the Board of Directors of Contax Participações S.A.

Carlos Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Member of the Board of Directors of Jereissati Participações S.A., Jereissati Telecom S.A. and LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A., Oi S.A., Contax Participações S.A. and CTX Participações S.A.

Chief Executive Officer and Member of the Board of Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of Directors and Executive Officer of Grande Moinho Cearense S.A.

Fernando Magalhães Portella	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer and Member of the Board of Directors of Jereissati Participacões S.A.

Member of the Board of Directors and Vice President of Jereissati Telecom S.A.

Vice President of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A. and CTX Participações S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A.

Non Executive Director of Portugal Telecom SGPS, S.A.

Renato Torres de Faria	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil

Officer and Investor Relations Officer of Andrade Gutierrez Concessões S.A. and Andrade Gutierrez Participações S.A.

Superintendent Officer and Charmain of the Board of Directors of Domino Holdings S.A.

Alternate Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Member of the Board of Directors of Oi S.A.

Vice Chairman of the Board of Directors of Companhia de Saneamento do Paraná – Sanepar

Vice President of Andrade Gutierrez S.A.

Rafael Cardoso Cordeiro	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil

Financial Director of Andrade Gutierrez Concessões S.A.

Alternate Member of Board of Directors of Telemar Participações S.A., CTX Participações S.A. and Contax Participações S.A.

Executive Officer of Valverde Participações S.A.

Member of the Board of Directors of Oi S.A.

Member of Board of Directors of Water Port S/A

Armando de Santi Filho	Av. Padre Pereira de Andrade, nº 545, apt. 92 B, Boacava, São Paulo, SP – Brazil	Executive Officer of ASF Consultoria Ltda. Alternate Member of the Board of Directors of Telemar Participações S.A.

Diego Hernandes	Av. Chile, n° 65 (EDISE) – 17th floor, room 1701 (gerencia de serviços), Centro, 20.031-912, Rio de Janeiro, RJ, Brazil	Executive Manager of Human Resources of Petrobras Alternate Member of the Board of Directors of Telemar Participações S.A.

Ivan Ribeiro de Oliveira	Alameda da Serra, nº. 400, 5th floor, Vila da Serra, Nova Lima, MG, Brazil.	Chief Executive Officer of Axxiom Soluções Tecnológicas S.A. Alternate Member of the Board of Directors of Telemar Participações S.A.

Lucio da Silva Santos	SBN Quadra 01, bloco “A”, 19th floor, 70002-900, Brasília, DF, Brazil	General Ombudsman in the Brazilian Post and Telegraph-ECT Alternate Member of the Board of Directors of Telemar Participações S.A. Alternate Member of the Board of Directors of AES Tietê SA

Rafael Pires de Sousa	SCN, Quadra 02, Bloco “A”, Bldg. Corporate Financial Center – 13th floor, 70712-910, Brasília, DF, Brazil	Manager Management and People FUNCEF and Director of Management and Technology of FUNCEF Alternate Member of the Board of Directors of Telemar Participações S.A.

Pedro Guimarães e Melo de Oliveira Guterres	Rua Borges de Medeiros, 633, room 301, Lagoa, 22430-041, Rio de Janeiro, RJ, Brazil

Executive Administrator of Portugal Telecom Investimentos Internacionais

Executive Officer of Telemar Participações S.A.

Member of Board of Directors of Medi Telecom and Previsão – Sociedade Gestora de Fundo de Pensões, S.A.

Armando Galhardo Nunes Guerra Junior	Av. Contorno, nº 8080, Lourdes, 30110-056, Belo Horizonte, MG, Brazil

Executive Officer of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A.

Member of the Board of Directors of Cosipar – Cia Siderúrgica do Pará, Kepler Weber S.A., MASB – Desenvolvimento Imobiliário S.A., ESTRE Ambiental S.A., and Contax Participações S.A.

Marcelo Andreetto Perillo	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, 22250-040, Rio de Janeiro, RJ, Brazil	Executive Officer of Telemar Participações S.A.

Directors and Executive Officers of Oi S.A.

All of the following persons are citizens of the Federative Republic of Brazil, except Zeinal Abedin Mahomed Bava, who is a citizen of Portugal.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
José Mauro Mettrau Carneiro da Cunha	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, 22250-040, Rio de Janeiro, RJ, Brazil

Member of Board of Directors, Telemar Participações S.A.

Chairman of the Board of Directors of Oi S.A.

Chairman of the Board of Directors of Dommo Empreendimentos Imobiliários S.A.

Member of the Board of Directors, Valepar S/A, Santo Antonio Energia S.A. and Madeira Energia S.A.

José Augusto da Gama Figueira	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, 22250-040, Rio de Janeiro, RJ, Brazil

Member of the Board of Directors of Telemar Participações S.A.

Chief Executive Officer of Valverde Participações S.A.

Chief Executive Officer of Instituto Telemar

Alternate Member of the Board of Directors of Oi S.A.

Alternate Member of the Board of Directors of Dommo Empreendimentos Imobiliários S.A.

Zeinal Abedin Mahomed Bava	Rua Humberto de Campos, nº. 425, 8th floor/part – Leblon 22430-190, Rio de Janeiro, RJ, Brazil	Chief Executive Officer of Oi S.A., Telemar Norte Leste S.A., TNL PCS S.A. and Oi Movel S.A. Chief Executive Officer and Chairman of the Board of Directors of PT Portugal, PT Comunicações and TMN

Alexandre Jereissati Legey	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Managing Officer and Investor Relations Officer of Jereissati Telecom S.A.

Vice President of EDSP75 Participações S.A.

Chief Financial Officer and Investor Relations Officer of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Executive Officer of Valverde Participações S.A.

Member of the Board of Directors of Oi S.A.

Executive Officer of Grande Moinho Cearense S.A.

Member of the Board of Directors of Contax Participações S.A.

Rafael Cardoso Cordeiro	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil

Financial Director of Andrade Gutierrez Concessões S.A.

Alternate Member of Board of Directors of Telemar Participações S.A., CTX Participações S.A. and Contax Participações S.A.

Executive Officer of Valverde Participações S.A.

Member of the Board of Directors of Oi S.A.

Member of Board of Directors of Water Port S/A

Fernando Magalhães Portella	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer and Member of the Board of Directors of Jereissati Participacões S.A.

Member of the Board of Directors and Vice President of Jereissati Telecom S.A.

Vice President of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A. and CTX Participações S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A.

Non Executive Director of Portugal Telecom SGPS, S.A.

Renato Torres de Faria	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil

Officer and Investor Relations Officer of Andrade Gutierrez Concessões S.A. and Andrade Gutierrez Participações S.A.

Superintendent Officer and Charmain of the Board of Directors of Domino Holdings S.A.

Alternate Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Member of the Board of Directors of Oi S.A.

Vice Chairman of the Board of Directors of Companhia de Saneamento do Paraná – Sanepar

Vice President of Andrade Gutierrez S.A.

Pedro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer of Jereissati Telecom S.A.

Chief Executive Officer of EDSP75 Participações S.A.

Chief Executive Officer and Director of LF Tel S.A.

Chief Executive Officer and Investor Relations Officer and Director of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A.

Chief Executive Officer and Investor Relations Officer and Director of CTX Participações S.A.

Member of the Board of Directors and Vice President of Grande Moinho Cearense S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A. and Contax Participações S.A.

Shakhaf Wine	Rua Borges de Medeiros, 633, room 301, Lagoa, 22430-041, Rio de Janeiro, RJ, Brazil

Executive Director of Portugal Telecom, SGPS, S.A.

Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Chief Executive Officer of Bratel Brasil S.A.

Vice President of PASA Participações S.A., EDSP75 Participações S.A. and AG Telecom Participações S.A.

Member of Board of Directors of Telemar Participações S.A., Oi S.A. and Contax Participações S.A.

Armando Galhardo Nunes Guerra Junior	Av. Contorno, nº 8080, Lourdes, 30110-056, Belo Horizonte, MG, Brazil

Executive Officer of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A.

Member of the Board of Directors of Cosipar – Cia Siderúrgica do Pará, Kepler Weber S.A., MASB – Desenvolvimento Imobiliário S.A., ESTRE Ambiental S.A., and Contax Participações S.A.

Cristiano Yazbek Pereira	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil	Corporate Strategy Manager of Jereissati Participações S.A. Member of the Board of Directors of Oi S.A. Member of the Board of Directors of Contax Participações S.A.

Luís Miguel da Fonseca Pacheco de Melo	Rua Borges de Medeiros, 633, room 301, CEP 22430-041, Rio de Janeiro, RJ	Chief Financial Officer and Executive Member of the Board of Directors of Portugal Telecom, SGPS S.A. Member of Board of Directors of Oi S.A.

Antonio Cardoso dos Santos	SQS, 112 – Bloco C – apt. 602, 70375-030, Brasília, DF, Brazil	Member of the Board of Directors of Oi S.A.

Carlos Augusto Borges	SCN, Quadra 02, Bloco “A”, Bldg. Corporate Financial Center – 11th floor, 70712-910, Brasília, DF, Brazil

Officer of Participações Societárias e Imobiliárias of FUNCEF

Member of the Board of Directors of Oi S.A.

Member of Board of Directors of Valepar S.A., Litel Participações S.A. and Branes Negócios e Serviços

Carlos Fernando Costa	Rua do Ouvidor, nº 98, 9th floor – Centro, Rio de Janeiro, RJ, 20040-030, Brazil

Director of Investments of Petros

Member of the Board of Directors of Oi S.A.

Member of the Board of Directors of Invepar – Investimentos e Participações em Infraestrutura S.A. and Log-in Logística S.A.

Alternate Member of the Board of Directors of Lupatech S/A

Fernando Marques dos Santos	Avenida República do Chile, n° 100, 21th floor, Centro, 20031-917, Rio de Janeiro, RJ, Brazil	Human Resources Director of BNDES Member of the Board of Directors of Oi S.A.

José Valdir Ribeiro dos Reis	SBS Bldg. Casa de São Paulo, ground floor, 70078-900, Brasília, DF, Brazil

CEO and Chairman of the Board of Directors of COOPERFORTE – Cooperativa de Economia e Crédito Mútuo dos Funcionários de Instituições Financeiras Públicas Federais

Member of the Board of Directors of Oi S.A.

Member of the Board of Directors of Central das Cooperativas de Crédito e Economia do Planalto Central LTDA

Sergio Franklin Quintella	Praia de Botafogo n° 190, 12th floor, room 1101, 22250-040, Rio de Janeiro, RJ, Brazil

Member of the Board of Directors of Petrobrás S.A., Petrobras Distribuidora S.A., BSM Engenharia S.A.

Member of Conselho Técnico of Confederação Nacional do Comércio

Member of the Board of Directors of Oi S.A.

Carlos Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Member of the Board of Directors of Jereissati Participações S.A., Jereissati Telecom S.A. and LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A., Oi S.A., Contax Participações S.A. and CTX Participações S.A.

Chief Executive Officer and Member of the Board of Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of Directors and Executive Officer of Grande Moinho Cearense S.A.

Carlos Francisco Ribeiro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chairman of the Board of Directors of Jereissati Participações S.A., Jereissati Telecom S.A., LF Tel S.A., Iguatemi Empresas de Shopping Centers S.A. and Grande Moinho Cearense S.A.

Member of the Board of Directors of Telemar Participações S.A.

Alternate Member of the Board of Directors of Oi S.A.

Chief Executive Officer of JPSul Participações e Representações Comerciais S.A. and Jereissati Sul Participações S.A.

Cristina Anne Betts	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil	Alternate Member of the Board of Directors of Oi S.A. Chief Financial Officer and Investor Relations Officer of Iguatemi Empresa de Shopping Centers S.A.

Erika Jereissati Zullo	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Alternate Member of the Board of Directors of Oi S.A.

Retail Vice President of Iguatemi Empresa de Shopping Centers S.A.

Alternate Member of the Board of Directors of Abrasce – Associação Brasileira de Shopping Center S.A.

André Sant’Anna Valladares de Andrade	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil	Project Analyst of Andrade Gutierrez Concessões S.A. Alternate Member of the Board of Directors of Oi S.A. and Contax Participações S.A.

Bruno Gonçalves Siqueira	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil

Accounting Analyst of Andrade Gutierrez Concessões S.A.

Alternate Member of the Board of Directors of Oi S.A.

Alternate Member of the Fiscal Council of Contax Participações S.A

Member of the Board of Directors of Dominó Holdings S.A. and Water Port S.A., Engenharia e Saneamento

Alternate Member of the Fiscal Council of Companhia Energética de Minas Gerais—CEMIG

Carlos Fernando Horta Bretas	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil	Project Manager of Andrade Gutierrez Concessões S.A. Alternate Member of the Board of Directors of Oi S.A. Member of the Board of Directors of Novo Metropolitano S.A.

Paulo Márcio de Oliveira Monteiro	Av. Contorno, 8080 – Bairro Lourdes – Belo Horizonte – MG, Brazil	Financial Manager of Andrade Gutierrez Concessões S.A Alternate Member of the Board of Directors of Oi S.A. Alternate Member of the Board of Directors CCR S.A.

Abilio Cesário Lopes Martins	Rua Borges de Medeiros, 633, room 301, Lagoa, 22430-041, Rio de Janeiro, RJ, Brazil

Manager of the Corporate Communications Department of Portugal Telecom

Executive Member of the Boards of PT Portugal, PT Comunicações and TMN

Alternate Member of the Board of Directors of Oi S.A.

Member of the Board of Directors of Contax Participações S.A. and CTX Participações S.A.

Alcinei Cardoso Rodrigues	SCN, Quadra 02 – Bloco A, Bldg. Corporate Financial Center, 11th floor, 70712-900, Brasilia, DF, Brazil

Coordinator of Investments and Stock Portfolio Department of FUNCEF

Alternate Member of the Board of Directors of Oi S.A.

Member of the Board of Directors of Investimentos e Participações em Infraestrutura S.A. – INVEPAR

Member of the Board of Directors of Desenvix Energias Renováveis S.A.

Laura Bedeschi Rego de Mattos	Avenida República do Chile, nº 100, 13th floor, Centro, Rio de Janeiro, RJ, Brazil

Head of Investments and Stock Portfolio Department of BNDESPAR

Alternate Member of the Board of Directors of Oi S.A.

Alternate Member of the Board of Directors of VALEPAR S/A, América Latina Logística S/A and Fibria Celulose S/A

Luciana Freitas Rodrigues	Praia de Botafogo 501, 4th floor, room 1101, 22250-040, Rio de Janeiro, RJ, Brazil	Core Manager of PREVI – Caixa de Previdência dos Funcionários do Banco do Brasil Member of the Board of Directors of VALEPAR S/A Alternate Member of the Board of Directors of Oi S.A.

Marcelo Almeida de Souza	Rua do Ouvidor 98, 9th floor, Centro, 20040-030, Rio de Janeiro, RJ, Brazil

Alternate Member of the Board of Directors of Oi S.A.

Alternate Member of the Board of Directors of Investimentos e Participações em Infraestrutura S.A. – INVEPAR

Managing Officer of Fundação Petrobras de Seguridade Social – PETROS

Bayard de Paoli Gontijo	Rua Humberto de Campos, nº. 425, 8th floor/part – Leblon 22430-190, Rio de Janeiro, RJ, Brazil	Interim Chief Financial Officer and Investor Relations Officer of Oi S.A. Executive Officer of Telemar Norte Leste S.A., TNL PCS S.A. and Oi Movel S.A.

Eurico de Jesus Teles Neto	Rua Humberto de Campos, nº. 425, 8th floor/part – Leblon 22430-190, Rio de Janeiro, RJ, Brazil	Executive Officer of Oi S.A, Telemar Norte Leste S.A., TNL PCS S.A. and Oi Movel S.A.

Executive Officers of Telemar Norte Leste S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
Zeinal Abedin Mahomed Bava	Rua Humberto de Campos, nº. 425, 8th floor/part – Leblon 22430-190, Rio de Janeiro, RJ, Brazil	Chief Executive Officer of Oi S.A., Telemar Norte Leste S.A., TNL PCS S.A. and Oi Movel S.A. Chief Executive Officer and Chairman of the Board of Directors of PT Portugal, PT Comunicações and TMN

Bayard de Paoli Gontijo	Rua Humberto de Campos, nº. 425, 8th floor/part – Leblon 22430-190, Rio de Janeiro, RJ, Brazil	Interim Chief Financial Officer and Investor Relations Officer of Oi S.A. Executive Officer of Telemar Norte Leste S.A., TNL PCS S.A. and Oi Movel S.A.

Eurico de Jesus Teles Neto	Rua Humberto de Campos, nº. 425, 8th floor/part – Leblon 22430-190, Rio de Janeiro, RJ, Brazil	Executive Officer of Oi S.A, Telemar Norte Leste S.A., TNL PCS S.A. and 14 Oi Movel S.A.